EXHIBIT 10.33
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
SECOND AMENDED AND RESTATED TECHNICAL COLLABORATION AGREEMENT
          This Second Amended and Restated Technical Collaboration Agreement (“Agreement”) is entered into as of November 2, 2006 (“Effective Date”) between Novell, Inc., a Delaware corporation with principal offices at 404 Wyman Street, Waltham, Massachusetts 02451 (“Novell”) and Microsoft Corporation, a Washington corporation with principal offices at One Microsoft Way, Redmond, WA 98052-6399 (“Microsoft”).
Recitals
The parties are interested in collaborating on virtualization, management and other related interoperability initiatives to improve customer satisfaction.
Accordingly and in consideration of the mutual covenants and conditions stated below, Microsoft and Novell agree as follows:
Agreement
1. Definitions
1.1	“Longhorn Server” means the next major release of Microsoft’s Windows server operating system following Windows Server 2003 R2, and any Upgrades thereto that are commercially released during the Term.

1.2	“Microsoft HyperCall API Specification” means the Microsoft technical specification and associated information that describes the low level programming interface that is used between a guest server operating system and the Viridian hypervisor, and any Upgrades thereto that Microsoft may provide to Novell during the Term. This information could be used to enable a guest server operating system to call the Viridian hypervisor or a non-Viridian hypervisor, if any such non-Viridian hypervisor implements the Microsoft HyperCall API Specification.

1.3	“Microsoft HyperCall API Specification Release Date” means the earlier of (a) the first date on which Microsoft makes the Microsoft HyperCall API Specification commercially available, or (b) the first date on which Microsoft makes Viridian commercially available as a standalone product or otherwise.

1.4	“Microsoft’s Necessary Claims” means those claims of a patent or patent application, throughout the world, excluding design patents and design registrations, owned or controlled by Microsoft which would necessarily be infringed by making, having made, using, selling, offering for sale, importing, or otherwise disposing of only those portions of the Novell Shim that implement the Microsoft HyperCall API Specification. A claim is necessarily infringed hereunder only when it is commercially impracticable to implement the Microsoft HyperCall API Specification in a way that avoids infringing it. Notwithstanding the foregoing, Necessary Claims shall not include any claims other than as set forth above even if contained in the same patent as Necessary Claims, or that, if licensed, would require a payment of royalties by Microsoft to third parties. Moreover, Necessary Claims shall not include any patent claims infringed by (i) any enabling technologies that may be necessary to make or use any Novell HyperCall API Implementation but are not themselves expressly set forth in the Microsoft HyperCall API

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Specification (e.g., hypervisor technology, semiconductor manufacturing technology, compiler technology, object-oriented technology, basic operating system technology, data or voice networking technology, and the like); or (ii) the implementation of other specifications or standards or optional implementation-specific extensions merely referred to in the body of the Microsoft HyperCall API Specification.

1.5	“Microsoft Optimization Deliverables” mean Microsoft Virtual Machine Linux Additions, Microsoft Virtual Machine Shim, and Microsoft Virtual Machine I/O Components.

1.6	“Microsoft Source Code” means the Source Code for the Microsoft Optimization Deliverables and related documentation.

1.7	“Microsoft Testing Tools” means those Microsoft testing tools and validation and performance test suites that are identified in the Novell VM Test Plan or the Novell Shim Test Plan described in Sections 3.1(c) and 3.2(c), respectively, below as required for the implementation of each such testing plan.

1.8	“Microsoft Virtual Machine Linux Additions” mean the software components distributed as of the Effective Date by Microsoft as the “Microsoft Virtual Machine Additions for Linux”, offering Linux guest support for Microsoft Virtual Server 2005 R2, as provided by Microsoft to Novell, including any Upgrades thereto that Microsoft may provide to Novell during the Term.

1.9	“Microsoft Virtual Machine I/O Components” mean (a) an implementation of the VMBus protocol needed to communicate between the Viridian disk/networking virtualization service providers (“VSPs”) and the Linux disk/networking virtualization service clients (“VSCs”), (b) a Linux block storage driver that communicates with the Viridian disk VSP using the VMBus protocol, (c) a Linux Ethernet driver that communicates with the Viridian net VSP using the VMBus protocol, and (d) documentation describing (a)-(c) (where available), each of the foregoing (a)-(d) as provided by Microsoft to Novell, and including any Upgrades thereto that Microsoft may provide to Novell during the Term.

1.10	“Microsoft Virtual Machine Shim” means a software adapter shim that enables a Xen-enabled Linux guest operating system to run on the Viridian hypervisor, as provided by Microsoft to Novell, including any Upgrades thereto that Microsoft may provide to Novell during the Term.

1.11	“Microsoft Virtualization Technology” means Microsoft Virtual Server and Viridian.

1.12	“Microsoft Virtual Server” means Microsoft Virtual Server 2005, Virtual Server 2005 R2 and any Upgrades thereto that are commercially released during the Term.

1.13	“Modified Additions” means derivative works, made by or on behalf of Novell, of the Microsoft Virtual Machine Linux Additions that enable SLES to run with improved performance or functionality as a guest operating system on Microsoft Virtual Server.

1.14	“Modified I/O Components” means derivative works, made by or on behalf of Novell, of the Microsoft Virtual Machine I/O Components that enable SLES to run with improved performance or functionality as a guest operating system on Viridian.

1.15	“Modified Shim” mean derivative works, made by or on behalf of Novell, of the Microsoft Virtual Machine Shim that enable SLES to run with improved performance or functionality as a guest operating system on Viridian.

1.16	“Novell HyperCall API Implementation” means only those portions of software that implement the Microsoft HyperCall API Specification.

1.17	“*** ” shall have the meaning set out in Section ***.

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1.18	“Novell Shim” means a Novell software adapter shim that incorporates the Novell HyperCall API Implementation and enables a Longhorn Server to run as a guest operating system on SLES using the Xen or other compatible hypervisor.

1.19	“*** ” means an ***.

1.20	“Novell VM Optimizations” mean the Modified Additions, Modified I/O Components and Modified Shim.

1.21	“Object Code” means machine-readable computer software code generated from Source Code by a compiler, interpreter, assembler, or similar technology.

1.22	“Open XML-ODF Translator” means software that enables (i) files written in Open XML to be opened by OpenOffice; and (ii) files created with OpenOffice to be saved in Open XML.

1.23	“SLES” means SuSE Linux Enterprise Server version 10 and any Upgrades thereto that are commercially released during the Term.

1.24	“Source Code” means computer software program instructions that must be translated by a compiler, interpreter, or assembler into Object Code before execution, and any accompanying documentation.

1.25	“Term” has the meaning given in Section 10.1.

1.26	“Translator Project” means the open source Open XML–ODF translator project located at http://sourceforge.net/projects/odf-converter.

1.27	“Upgrades” mean any corrections, improvements, bug fixes, revisions, enhancements, localizations, updates, Successor Products, upgrades or other modifications. For purposes herein, “Successor Products” shall mean a server software (and not a client software) product offering that includes substantially similar features and functionality to, and is a replacement for, the relevant product.

1.28	“Viridian” means the first version (i.e., “V1”) hypervisor and related virtualization software being developed by Microsoft currently intended for release as part of Longhorn Server, including any Upgrades thereto that Microsoft may commercially release during the Term.

1.29	“Viridian WMI” means the Windows Management Instrumentation interface in Viridian.

1.30	“Windows Management Instrumentation” means the Microsoft extension to the Distributed Management Task Force (DMTF) Web-based Enterprise Management (“WBEM”) initiative, which provides a set of interfaces for access to components that provide management capabilities to an enterprise.

1.31	“Xen” means version 3.0.2 of the Xen hypervisor, and any Upgrades thereto that are released during the Term.
2. Related Agreements.
2.1	Patent Cooperation Agreement. On or around the Effective Date of this Agreement, the parties have entered into a Patent Cooperation Agreement (“Patent Cooperation Agreement”), where the parties have agreed to certain patent covenants. The parties acknowledge that such Patent Cooperation Agreement is a pre-requisite for the parties to enter into this Agreement and the Business Collaboration Agreement described in Section 2.2 below. In the event of a conflict between the terms of this Agreement and the Patent Cooperation Agreement, the terms of the Patent Cooperation Agreement shall control, but solely to the extent of the inconsistency.

2.2	Business Collaboration Agreement. On or around the Effective Date of this Agreement, the parties also have entered into a Business Collaboration Agreement (“Business Collaboration Agreement”) which,

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among other things, provides a framework for the parties to commercialize certain virtualization offerings and to coordinate support for joint customers that wish to run SLES as a guest operating system on Microsoft Virtualization Technology and/or run Windows as a guest operating system on SLES with Novell’s virtualization technology. In the event of a conflict between the terms of this Agreement and the Business Collaboration Agreement, the terms of this Agreement shall control, but solely to the extent of the inconsistency.
3. Optimization of Virtualization Technologies
3.1	Optimization of SLES on Windows.
(a)	Microsoft Optimization Deliverables. Microsoft will deliver the Microsoft Virtual Machine Linux Additions in Source Code form to Novell by no later than ***. The parties acknowledge that, as of the Effective Date, the other Microsoft Optimization Deliverables are under development. As of the Effective Date, Microsoft anticipates delivering the other Microsoft Optimization Deliverables around *** but in any case will deliver them to Novell once Microsoft’s development contractors have completed them and Microsoft has completed its quality testing. If, however, Microsoft’s development contractors fail to deliver such Microsoft Optimization Deliverables to Microsoft by *** and Microsoft is unable to obtain such delivery from the development contractor by *** , then Microsoft will (in its sole discretion) either promptly complete such Microsoft Optimization Deliverables itself and deliver them to Novell *** following *** , or will hire another development contractor (which could include Novell) to promptly complete such development work on Microsoft’s behalf. Upgrades to the Microsoft Optimization Deliverables shall be delivered to Novell (in Source Code form) as specified in Section 3.5.

(b)	Development of Novell VM Optimizations. Novell may use the Microsoft Optimization Deliverables pursuant to the license rights granted in Section 4.1(a) below.

(c)	Test Plan. The parties agree to jointly develop a plan, to be agreed upon in writing, for testing Novell VM Optimizations running on the Microsoft Virtualization Technology (“Novell VM Test Plan”). Neither party will publicly release any test results without the prior written consent of the other party, which consent will not be unreasonably withheld.

(d)	Knowledge Base Article. Within *** following the Effective Date, Microsoft will amend its current policy governing support for Microsoft software running in non-Microsoft hardware virtualization software, as set forth in Knowledge Base article 897615, to modify any general statements that Microsoft does not support Microsoft software running in conjunction with non-Microsoft hardware virtualization software by stating that Microsoft does jointly support certain non-Microsoft hardware virtualization software from vendors with whom Microsoft has a support relationship that covers virtualization solutions. Microsoft will not alter such Knowledge Base article 897615 in a manner inconsistent with such amendment during the Term, nor will Microsoft otherwise make statements inconsistent with such amendment. If, however, Novell discovers that Microsoft has made such an inconsistent statement, Novell will bring it to the attention of the Microsoft Relationship Coordinator so that Microsoft may correct the inconsistency.
3.2	Optimization of Windows on SLES.
(a)	Delivery of Microsoft HyperCall API Specification. Microsoft will deliver the current version of the Microsoft HyperCall API Specification to Novell within *** following the Effective Date. Thereafter during the Term, the parties will cooperate to identify prerelease and final release Upgrades, and material error correction Upgrades, to such specification appropriate for the uses described in Section 4.1(b), and Microsoft will provide the Upgrades so identified to Novell. Novell acknowledges and agrees that the Microsoft HyperCall API Specification constitutes Microsoft Confidential Information pursuant to Section 8.1 below, unless and until Microsoft makes such Specification publicly available.

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(b)	Development of Novell Shim. Novell may use the Microsoft HyperCall API Specification to develop a Novell Shim in accordance with the license rights granted in Section 4.1(c) below.

(c)	Test Plan. The parties agree to jointly develop a plan, to be agreed upon in writing, for testing the use of the Novell Shim to run Longhorn Server as a guest operating system on SLES using the Xen or other compatible hypervisor (“Novell Shim Test Plan”). Neither party will publicly release any test results without the prior written consent of the other party, which consent will not be unreasonably withheld.

(d)	Driver Signing. Microsoft will offer Novell access, on reasonable and nondiscriminatory terms, to Microsoft’s then-current driver signing program(s) to accommodate digital signing of the Windows drivers developed by Novell for the purpose of optimizing Microsoft Windows Server 2003 R2 and Longhorn Server to run as guest operating systems on SLES.
3.3	Virtualization Management Interfaces.
(a)	Microsoft Viridian WMI. Microsoft currently has plans to publicly document the Viridian WMI interface (“Viridian WMI Interface”) on or around the time that Microsoft publicly releases the Viridian-based software development kit (“Viridian SDK”). As soon as practicable following the Effective Date, Microsoft agrees to provide technical information documenting and relating to the then-current Viridian WMI Interface that facilitates the command, control and/or configuration of a Windows virtual machine environment (“Preliminary WMI Information”). Microsoft will provide Novell with the Viridian SDK (including changes between the Preliminary WMI Information and the information provided in the Viridian SDK) on or around Microsoft’s release to manufacture (“RTM”) date for the Viridian SDK (but in no event later than three business days following such RTM) (the Preliminary WMI Information and the Viridian SDK, collectively, the “Viridian WMI Information”). Novell acknowledges that the Preliminary Viridian WMI Information may contain inaccuracies, will be subject to change prior to Microsoft’s final commercial release of the Viridian SDK, and that the Preliminary Viridian WMI Information may not represent the final Microsoft product implementation as commercially released. The Preliminary Viridian WMI Information is provided for Novell’s internal reference use only, which referential use will be solely for the purpose of optimizing and enhancing the interoperability of SLES with Viridian. Notwithstanding the foregoing, Novell’s use of the Viridian SDK will be governed by the Viridian SDK license terms. Such terms shall not be construed to diminish any licenses granted to Novell under this Agreement. The Preliminary Viridian WMI Information is subject to the confidentiality obligations under Section 8, below until such time as it is made publicly available by Microsoft.

(b)	Updates to Documentation. During the Term, the parties will cooperate to identify additional prerelease and final release Upgrades, and material error correction Upgrades, to the Viridian WMI Information appropriate for the uses described in Section 3.3(a) above, and Microsoft will provide the Upgrades so identified to Novell for the use described in Section 3.3(a) above.

(c)	Novell Management Interface Information. Novell agrees to provide Microsoft with technical information relating to the SLES virtualization management interface that facilitates the command, control and/or configuration of a SLES virtual machine environment (“Novell Management Interface Information”). The foregoing obligation applies whether or not Novell Management Interface Information is available publicly in the open source community, and Novell agrees to provide such information to Microsoft as soon as practicable following the Effective Date. If any such Novell Management Information is not publicly available, it is provided for Microsoft’s internal reference use only, which referential use will be solely for the purpose of optimizing and enhancing the interoperability of Microsoft management products with SLES. The Novell Management Interface Information is subject to the confidentiality obligations under Section 8 below until such time as it is made publicly available by Novell.

(d)	Updates to Documentation. During the Term, the parties will cooperate to identify additional prerelease and final release Upgrades, and material error correction Upgrades, to the Novell Management Interface Information appropriate for the uses described in Section 3.3(c) above, and

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Novell will provide the Upgrades so identified to Microsoft for the use described in Section 3.3(c) above.

(e)	Tools for Managing Heterogeneous Environments. The parties agree to use commercially reasonable efforts to work together and with independent software vendors (ISVs) on management tools for managing heterogeneous virtualization environments.
3.4	Optimization Innovation Laboratory. The parties will meet within *** following the Effective Date (or such other mutually agreed-upon time) to begin developing a plan for jointly establishing and operating a technical laboratory (“Lab”) dedicated to improving the experience for mutual customers who are running or considering running SLES as a guest operating system on Microsoft Virtualization Technology, as well as Longhorn Server and Windows Server 2003 as a guest operating system on SLES, and other mutually agreed activities. Details surrounding development of the Lab are subject to the parties’ mutual agreement. At a minimum, however, the parties agree that:
(a)	Location: The Lab will be installed at a mutually agreed upon location on the East Coast, with a strong bias toward a Microsoft or Novell location that is within the Boston-New York City corridor.

(b)	Purpose of the Lab: (i) to showcase and Validate SLES running as a guest operating system on Microsoft Virtualization Technology, as well as Windows Server 2003 and Longhorn Server running as a guest operating system on Xen or other mutually agreed upon compatible hypervisor. No extension or tuning will be done in the Lab to favor the host virtual solution of one party over the host virtual solution of the other party; (ii) to showcase, test, and Validate identity federation interoperability between Active Directory, eDirectory, and Access Manager 3 both on Longhorn and SLES servers as may be contemplated by projects set forth in section 5.2; and (iii) such interoperability testing as may be contemplated by the OSS WSMAN Project set forth in section 5.1. No extension or tuning will be done in the Lab to favor the directory service of one party over the directory service of the other party. For purposes of this paragraph, “Validate” means (x) that Microsoft will use its existing practices and test suites (or updates to such suites or relevant new suites developed during the Term) to test Windows Server 2003 and Longhorn Server running as a guest operating system on Xen (or other mutually agreed upon compatible hypervisor), and (y) that Novell will use its existing practices and test suites (or updates to such suites or relevant new suites developed during the Term) to test SLES running as a guest operating system on Microsoft Virtualization Technology. The parties agree to share their validation testing results with one another and to cooperate on communicating validation test results to customers and potential customers.

(c)	Staffing: The Lab will be staffed with two technically qualified Microsoft representatives, two technically qualified Novell representatives, one mutually agreed upon Lab administrator, and one mutually agreed upon Lab manager.

(d)	Equipment: The parties will cooperate to stock the Lab with machines, equipment and the latest versions of each party’s software appropriate for the Purpose.

(e)	Funding: Microsoft and Novell will agree on how to fund the Lab’s operations. *** will endow the Lab, over the course of the Term, with *** , as needed, for mutually agreed upon *** such as *** shall pay *** of this amount to *** within *** of Agreement execution. The remaining amounts of the Lab funding be shall used and paid as mutually agreed to by the parties.

(f)	*** : For a *** period commencing on the *** will not *** as a *** of its business***
3.5	Deliverables. Except as expressly provided in Section 3.1(a) (with respect to the initial delivery of the Microsoft Virtual Machine Linux Additions) and Section 3.2(a) (with respect to the initial delivery of the Microsoft HyperCall API Specification), with respect to each Microsoft Optimization Deliverable and the Microsoft HyperCall API Specification (including Upgrades to both during the Term) (collectively, “Deliverables”), Microsoft shall deliver each such Deliverable to Novell (in Source Code form if applicable) on the earliest date it is ready for delivery, as determined by Microsoft in its reasonable

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discretion, and in any case not later than the earliest date that Microsoft makes such version available to any third party (other than independent contractors performing development or testing work on the Deliverables for Microsoft). For each Deliverable that includes beta releases, Microsoft shall deliver the beta releases to Novell on the earliest date that Microsoft makes such beta releases available to any third party (other than independent contractors performing development or testing work on the Deliverables for Microsoft). The parties acknowledge the difficulty in identifying all information and materials the other party may reasonably require to accomplish the purposes of this Agreement, and therefore both parties agree to promptly accommodate the other party’s reasonable and relevant request for additional information and materials. Microsoft further agrees to invite Novell to participate in its standard program offerings for receiving beta releases of Longhorn Server and Viridian.

3.6	During the Term, *** will provide a total of *** to *** for use in funding *** will also provide an additional amount of *** to *** in conjunction with *** for the purpose of *** will respond to *** requests for information related to this *** of the amounts identified in this section shall be paid within *** of Agreement execution. The remaining amount shall be paid in *** from Agreement execution, or as may be mutually agreed otherwise in writing by the parties.
4. License Grants and Support
4.1	From Microsoft to Novell
(a)	Development of Novell VM Optimizations. For the purposes of this Agreement the term “BSD” refers to the BSD license current as of the Effective Date (i.e., without the “advertising” clause). Microsoft hereby licenses to Novell, under Microsoft’s intellectual property rights (and any third party intellectual property rights licensed to Microsoft under terms that would permit Microsoft to license them to Novell pursuant to terms hereunder without payment of royalties by Microsoft), the Microsoft Optimization Deliverables under the BSD license. Novell covenants that it shall not distribute (i) the Microsoft Virtual Machine Shim and/or Modified Shim until the *** ; and (ii) the Microsoft Virtual Machine I/O Components, or modifications thereto, until the *** .
*** agrees to *** Microsoft Virtual Machine Shim and Microsoft Virtual Machine I/O Components *** .
(b)	Microsoft Testing Tools: Microsoft hereby grants to Novell a non-exclusive, non-assignable, non-transferable, royalty-free, fully paid-up, license under Microsoft’s intellectual property rights, and under any third party intellectual property rights licensed to Microsoft under terms that would permit Microsoft to license them to Novell pursuant to terms hereunder without payment of royalties by Microsoft, to internally use the Microsoft Testing Tools as needed to conduct testing of the Novell VM Optimizations and Novell Shim pursuant to the Novell VM Testing Plan and Novell Shim Testing Plan, as applicable.

(c)	Development of the Novell Shim. Microsoft hereby grants to Novell a non-exclusive, non-assignable, non-transferable, royalty-free fully paid-up license

(i) under (A) Microsoft’s trade secrets and copyrights to internally use and reproduce the Microsoft HyperCall API Specification for the sole purpose of developing the Novell Shim; and (B) ***, under Microsoft’s trade secrets and copyrights (to the extent the Novell Shim is a derivative work of the Microsoft HyperCall API Specification), to ***; and

(ii) under Microsoft’s Necessary Claims, to (A) make and use the Novell Shim in Source Code and Object Code form, and (B) ***.

If and when Microsoft makes an implementation license for the Microsoft HyperCall API Specification publicly available, then Novell may enter into such license to obtain any additional rights that may be available thereunder.

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(d)	Microsoft Feedback. If Microsoft, at any time during the Term, provides Novell with comments, suggestions or other feedback regarding bug fixes, enhancements or other modifications to the Novell VM Optimizations, the Novell Shim or SLES (collectively, “Microsoft Feedback”), Microsoft will be deemed to have granted Novell a non-exclusive, royalty-free, fully paid up, perpetual, irrevocable, worldwide license under Microsoft intellectual property rights to use, disclose, modify, reproduce, license, distribute, commercialize and otherwise freely exploit without restriction of any kind all such Microsoft Feedback as Novell sees fit. Microsoft Feedback shall not include code.

(e)	No Reverse Engineering. Novell will not reverse engineer, decompile, or disassemble any copies of Microsoft software provided to Novell under this Agreement in Object Code form only, except and only to the extent that it is authorized under applicable law notwithstanding this restriction.
4.2	Novell Feedback. If Novell, at any time during the Term, provides Microsoft with comments, suggestions or other feedback regarding bug fixes, enhancements or other modifications to the Microsoft Optimization Deliverables, Microsoft Virtualization Technology, Longhorn Server, Microsoft HyperCall API Specification or the Microsoft Testing Tools (collectively, “Novell Feedback”), Novell will be deemed to have granted Microsoft a non-exclusive, royalty-free, fully paid up, perpetual, irrevocable, worldwide license under Novell’s intellectual property rights to use, disclose, modify, reproduce, license, distribute, commercialize and otherwise freely exploit without restriction of any kind all such Novell Feedback as Microsoft sees fit. Novell Feedback shall not include code.

4.3	Ownership/Reservation of Rights. Subject to the license rights granted herein, Microsoft owns all right, title and interest in and to the Microsoft Optimization Deliverables, Microsoft Virtualization Technology, Longhorn Server, Microsoft HyperCall API Specification, Microsoft Testing Tools and Microsoft Feedback, and Novell owns all right, title and interest in and to the Novell Shim, Novell VM Optimizations, SLES and Novell Feedback. The parties reserve all rights not expressly granted in this Agreement. No additional rights (including any implied licenses, covenants, releases or other rights) are granted by implication, estoppel or otherwise.

4.4	Non-Exclusivity; Freedom of Action. The parties’ collaboration obligations under this Agreement are non-exclusive. Subject to each party’s confidentiality obligations regarding the use of the other party’s Confidential Information, neither party is precluded by this Agreement from deploying, offering, promoting or developing, whether alone or in collaboration with others, any software, services, platforms or products that compete with the other party’s software, services, platforms or products.

4.5	Customer Support. The parties’ customer support obligations with regard to the other party’s virtualization technologies described in this Agreement, including technology developed pursuant to the foregoing license grants, will be set forth in the Business Collaboration Agreement. Except as provided therein, neither party is obligated to provide support to the other party or its customers for the other party’s virtualization technology.

4.6	Technical Support. Upon request, each party will use commercially reasonable efforts to provide technical assistance to the other party with respect to the requested party’s technology, in conjunction with the requesting party’s development work contemplated under this Agreement. Such technical assistance may include informal advice, guidance and information regarding the requested party’s technology and/or assistance with debugging. Technical assistance does not include any writing of software code or any feedback as defined under Sections 4.1(c) or 4.2. Any information provided in connection with the technical assistance is provided for the requesting party’s internal reference use only, which referential use will be solely for purposes consistent with the development of the requesting party’s relevant software and will be subject to the confidentiality obligations under this Agreement. The parties currently anticipate that Microsoft will provide limited technical support with respect to Novell’s development work contemplated under Sections 3.1(b), 3.2(b), 5.2(a), 5.4(a) and, as agreed, under Section 5.5 on Additional Projects. Similarly, Novell will provide limited technical support with respect to Microsoft’s development work contemplated under Section 5.4(b) and, as agreed, under Section 5.5 on Additional Projects.

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5. Additional Technical Collaboration.
5.1	WS-Man Open Source Implementation. The parties will engage in coordinated activities to provide standards-based management interfaces that provide a consistent management experience between Microsoft Windows Server and SLES. The initial work would be virtual machine management, with such additional work to be based on the parties’ mutual agreement. The parties will jointly identify the agreed upon version of the WS-Management specification (“WS-Management”), for implementation and interoperability testing, as further described below (collectively, the “OSS WSMAN Project”). Within one hundred twenty (120) days following the Effective Date (or such other mutually agreed time), the parties shall develop a plan for the OSS WSMAN Project (“Project Plan”). The details surrounding the OSS WSMAN Project will be set forth in the Project Plan and are subject to the parties’ mutual agreement. At a minimum, however, the parties agree that:
(a)	WS-Management Implementation. Microsoft and Novell will jointly identify, in writing, Novell’s participation in and the focus of the OSS WSMAN Project, in addition to the activities described in the following subsection (b).

(b)	Novell Implementation/Interoperability Testing. Novell will work with appropriate constituencies in the open source community to implement agreed-upon WS-Management features in its open source reference implementation within a mutually agreed-upon timeframe. The parties will jointly define a set of interoperability tests to demonstrate interoperability in the Lab based on mutually-agreed upon scenarios and features.

(c)	Funding. During the Term, *** will provide a total of *** to *** for use in funding *** of this amount shall be paid within *** of Agreement execution. The remaining amount shall be paid in *** from Agreement execution, or as may be mutually agreed otherwise in writing by the parties.

(d)	Non-Exclusivity. The parties’ obligations hereunder will be non-exclusive. Neither party will be precluded from entering into similar agreements with other parties, internally developing its own software projects, or using, promoting, or distributing other software projects, including independent implementations of WS-Management, with or without reference to the OSS WSMAN Project and including projects that compete with the OSS WSMAN Project. The parties may take reasonable steps to operationally prevent information sharing between the Dedicated Resource and such party’s other WS-Management development teams.

(e)	No Joint Development. The parties do not intend that any intellectual property be jointly created or jointly developed in connection with the OSS WSMAN Project.

(f)	WS-MAN Interoperability Event. To the extent that a conforming implementation of OSS WSMAN Project is developed hereunder, the parties will co-sponsor an interoperability event in which third party vendors will be invited to test the respective interoperability of their implementations against other third party implementations, including the OSS WSMAN Project implementation.
5.2	Directory Collaboration.
(a)	Directory and Federated Identity Management (WS-Federation) Collaboration. The parties agree to use commercially reasonable efforts to work together to improve directory and identity interoperability and federated identity management between Microsoft Active Directory and Novell eDirectory, using web-services protocols such as the WS-Federation and related WS-Security protocols, and focusing on the following interoperability scenarios.
1.	OSIS/WCS (Windows Cardspace) Interoperability Demonstration (CSID)

2.	Sharepoint/AM3 (Access Manager 3) Interoperability Demonstration (SAID)

3.	AD/SUSE Interoperability Demonstration (ADSU)

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During the Term, *** will provide a total of *** ) to *** or use in funding *** of this amount shall be paid within *** of Agreement execution. The remaining amount shall be paid in *** after Agreement execution, or as may be mutually agreed otherwise in writing by the parties.

(b)	Workshops and Feedback. Microsoft will invite Novell to participate in such workshops as it makes generally available to other partners with whom it has agreed to test implementations of web services protocols for federated identity management purposes. Additionally, Novell is invited to provide feedback during the testing process. The parties agree that the terms and conditions set out in Exhibit A will govern Novell’s workshop participation under this Section 5.2(b) and the licensing rights with respect to intellectual property that is embodied in any feedback Novell may choose to provide at such workshops. Microsoft will use commercially reasonable efforts to ensure that all participants in these workshops will be subject to agreements with the terms and conditions substantially similar to those set out in Exhibit A.
5.3	Office Open XML.
(a)	*** will exercise its *** to *** by no later than *** that (i) the *** OpenOffice (version 2 or later) *** does or will *** Office Open XML format (“Open XML”), and (ii) it will make a *** *** If *** does not *** it will *** within the same time frame that *** in the *** on a*** to *** Open XML. *** will provide its *** to*** at least *** in advance of *** The *** will be *** not to be *** will provide *** in the *** will *** of such *** the Term, including through *** in the *** is defined in the Business Collaboration Agreement.

(b)	Novell Product Support for Office Open XML. No later than *** after the Translator Project makes generally available a version of its translator for word processing, and thereafter throughout the Term, Novell will (unless commercially impracticable) make prominently available *** for word processing documents. The *** can be made prominently available to a user of *** via an easily available download or by distributing the *** with each copy of a *** . No later than *** after the Translator Project releases a final version of its translator for spreadsheets, Novell will use commercially reasonable efforts to include in the *** support for spreadsheet documents. No later than *** after the Translator Project releases a final version of its translator for presentations, Novell will use commercially reasonable efforts to include in the *** support for presentation documents. Once released, Novell will continue to make the *** commercially available for the Term. If, during the Term, the Translator Project releases an updated version of its translator to reflect a new version of the relevant ODF or Open XML specification, then no later than *** following such release, Novell will use commercially reasonable efforts to make prominently available a corresponding update to *** .

(c)	Spreadsheet Translator Prototype. If the Translator Project announces that it will begin development of an open source Open XML-ODF Translator for spreadsheet documents (“Spreadsheet Translator”), within fifteen (15) days after that announcement Novell will review the terms applicable to contributions and determine at its discretion whether it is appropriate to submit its existing prototype of a Spreadsheet Translator to the Translator Project on the same terms that apply to other contributors to the Translator Project. Novell will also participate in the Translator Project by periodically testing subsequent versions of the Spreadsheet Translator and providing other feedback.

(d)	Microsoft-Facilitated Translator Development. Microsoft will use commercially reasonable efforts to encourage development of Open XML-ODF Translators for spreadsheet and presentation documents. Novell will participate with Microsoft in such efforts at a commercially reasonable level. In addition, subject to Novell’s foregoing commitment to participate, Microsoft will manage an open source software project (which may be the Translator Project) to develop each such Translator, similar to the manner in which it currently manages the Translator Project, commencing when and continuing for such period as Microsoft reasonably deems appropriate. The translators resulting from any such project(s) will be made available under an open source license, similar to that currently being used in the Translator Project.

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(e)	***.

(f)	Other Versions. Each party acknowledges that the other party may develop and/or distribute translators (or versions of translators) other than those contemplated by this Section 5.3.
5.4	Management Modules
(a)	Novell Tools for Managing Windows in the SLES Environment. The parties agree to use commercially reasonable efforts to work together to improve interoperability between Novell branded management products and Windows Server operating systems. Commencing as soon as deemed reasonably practicable by Novell and continuing thereafter for the remainder of the Term, Novell will develop (by itself or through its contractors or partners) and make commercially available certain software modules, with an objective of providing an improved customer experience when using Novell management products to monitor and manage Windows Server operating systems.

(b)	Microsoft Tools for Managing SLES in the Windows Environment. The parties agree to use commercially reasonable efforts to work together to improve interoperability between Microsoft System Center branded management products and SLES. Commencing as soon as deemed reasonably practicable by Microsoft and continuing thereafter for the remainder of the Term, Microsoft will develop (by itself or through its contractors or partners) and make commercially available a SLES management module, with the objective of providing an improved customer experience when using Microsoft System Center to monitor and manage SLES.
5.5	Future Collaborative Projects.
(a)	Statement of Shared Interests. The parties have a shared interest in:
(i) promoting the interoperability of their respective products; and
(ii) demonstrating to their respective customer base and others that they can effectively work together in ways that improve customer satisfaction.
(b)	Selection of Additional Projects. The parties believe that they can advance these shared interests, in part, by identifying and undertaking additional, mutually agreed-upon collaborative projects. Accordingly, the parties will work together, in good faith, to identify additional projects that they believe would further the shared interests identified above in ways that meet agreed-upon customer and market needs. Each party may accept or reject a proposed project in its sole discretion, following good faith consideration. Each accepted project shall constitute an “Additional Project.”

(c)	Project Administration & Implementation.
(i) Project Documentation. Upon agreement on an Additional Project, the parties will execute a statement of work for such Additional Project in substantially the form attached hereto as Exhibit B (“SOW”), with each executed SOW incorporated herein by reference. The parties may include such additional terms in the SOW as they mutually agree, including any required performance obligations, acceptance process, additional payment terms, subcontracting rights, etc. In the event of a conflict between the terms of this Agreement and a SOW, the terms of the SOW shall control, but solely to the extent of the inconsistency and solely as to the relevant Additional Project; and provided, however, in no case will a SOW term extend beyond the Term of this Agreement.
(ii) Project Review Committee. The Relationship Coordinators (defined in Section 7.1 below) from each of the parties will meet periodically to review progress on the Additional Projects and discuss proposed new projects.
(iii) Efforts. The parties will use good faith efforts and commit reasonable resources to achieve their agreed upon objectives with respect to any Additional Project.

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(d)	Project Expenses. *** will be responsible for all of *** identified in a SOW or otherwise agreed to by *** up to an aggregate total of *** During each SOW term up until the *** will submit to *** monthly invoices for reimbursement of *** Upon receipt of a correct and undisputed invoice from *** will pay such invoice on either of the following payment terms: (a) net *** on the invoiced amount; or (b) net *** on the invoiced amount. Any disputed invoice will be *** *** .

(e)	If in both parties’ judgment the full amount identified in an Agreement section as to be applied to a specific objective is not needed for such purpose, the parties may mutually agree in writing to apply the unused amount to another Agreement objective.
6. Sharing of Technical Information
6.1	CIM model. Through their respective memberships in the Distributed Management Task Force, Inc. (“DMTF”), the parties have the opportunity to work together on existing or newly proposed DMTF standards relating to virtualization, including on the DMTF’s Common Information Model (“CIM’). To the extent consistent with the DMTF policies and subject to each party’s compliance with all applicable laws (including, without limitation, antitrust laws), the parties agree to *** The parties will engage in appropriate opportunities to promote interoperability of their respective products implementing and/or using the CIM model through external forums such as plug fests and demonstrations. Nothing in this Section 6, however, commits the other party to cast votes or otherwise exercise any decision-making authority within the DMTF in conjunction with the other party.

6.2	Participation in Standard Programs. In the event a party hereto creates a programmatic offering to partners who build applications targeting such party’s virtualization technology (including specifically programs regarding driver certification), such party will make available to the other party parity access to that program no later than, and on the programmatic terms and conditions applicable to, other partners participating in such program. The Relationship Coordinators will discuss the availability of relevant programs hereunder. Nothing herein shall require a party to create any new program.
7. Administration and Oversight
7.1	Relationship Coordinators. Within 30 days of the Effective Date, each party will appoint one person to manage the parties’ overall relationship under this Agreement (each a “Relationship Coordinator”) and will provide contact information for such Relationship Coordinator to the other party. Each party’s Relationship Coordinator will be responsible for setting up periodic meetings between the parties to track overall progress under the Agreement, coordinating the parties’ activities under this Agreement with those under the Business Collaboration Agreement and other agreements between the parties, and serving as a preliminary point of contact for resolving issues that may arise under the Agreement. Each Relationship Coordinator will be responsible for *** . The parties may replace their Relationship Coordinator by providing written notice of such replacement to the other party, such notice to include contact information for the new Relationship Coordinator.

7.2	Project Coordinators. Within 30 days of the Effective Date, each party will appoint one person to manage that parties’ day-to-day obligations as contemplated by this Agreement for that party (each a “Project Coordinator”) and will provide the contact information for such Project Coordinator to the other party. Each Party will have the right to replace its Project Coordinator by providing written notice of such replacement to the other party, such notice to include the contact information for the new Project Coordinator. The Project Coordinators will meet in person or by telephone conference, as needed, not less than once each quarter during the Term, to discuss the status of the parties’ activities under this Agreement.
8. Confidentiality/Publicity.
8.1	Confidentiality. The parties agree that all disclosures under this Agreement shall be governed by the Non-Disclosure Agreement entered into by and between the parties effective on April 1, 2004, as amended on May 12, 2004 (“NDA”). The parties further agree that notwithstanding the other provisions

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of this Section 8, *** under this Agreement shall be retained in confidence *** . Except as otherwise provided herein or otherwise agreed between the parties, *** in this Agreement, *** *** the parties, and ***

8.2	*** The parties agree that the agreement terms *** are *** would be *** In addition to the parties’ general agreement *** of this Agreement *** the parties agree to take *** the *** The parties agree that *** will make a *** of the *** in *** in connection with any *** of this Agreement as an *** with the *** The request for *** shall be made in a *** with the *** The request will seek a *** Any *** shall be *** to and *** Notwithstanding the foregoing, nothing in this provision shall prohibit *** of the *** as may be ***

8.3	All publicity surrounding the parties’ activities under this Agreement shall be governed by Section 8.3 of the Business Collaboration Agreement.
9. Disclaimers, Exclusions, Limitations of Liability
9.1	WARRANTIES/DISCLAIMERS. EACH PARTY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY SOFTWARE AND/OR SERVICES PROVIDED BY EITHER PARTY TO THE OTHER UNDER THIS AGREEMENT. ALL SUCH SOFTWARE AND/OR SERVICES ARE PROVIDED STRICTLY “AS IS” AND “WITH ALL FAULTS” AND WITHOUT WARRANTIES OF ANY KIND. WITHOUT LIMITING ANY OF THE FOREGOING, THERE ARE NO WARRANTIES OF TITLE, NON-INFRINGEMENT OR OF RESULTS OBTAINED WITH RESPECT TO USE OF ANY SOFTWARE, OR ANY SERVICES PROVIDED BY EITHER PARTY TO THE OTHER HEREUNDER. FOR THE AVOIDANCE OF DOUBT, THE FOREGOING DISCLAIMERS DO NOT LIMIT ANY WARRANTIES GRANTED UNDER ANY CURRENT OR FUTURE SEPARATE PRODUCT LICENSE OR SERVICES AGREEMENTS BETWEEN THE PARTIES.

9.2	LIMITATION OF DAMAGES. SUBJECT TO SECTION 9.5 BELOW, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INDIRECT DAMAGES WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES FOR LOSS OF REVENUE, PROFIT OR USE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.3	LIMITATION OF LIABILITY. EXCEPT WITH REGARD TO *** UNDER THIS AGREEMENT AND SUBJECT TO SECTION 9.5 BELOW, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE MAXIMUM AGGREGATE LIABILITY OF EACH PARTY TO THE OTHER PARTY FOR *** UNDER THIS AGREEMENT WILL NOT EXCEED *** .

9.4	Application. The limitations on and exclusions of liability for damages in this Agreement apply regardless of the form of action, regardless of whether any remedy has failed its essential purpose, and regardless of whether the liability is based on breach of contract, tort (including negligence), strict liability, breach of warranty, or any other legal theory.

9.5	Exceptions. The limitations of liability and exclusions of damages in this Section 9 will not apply (a) to a breach of the confidentiality obligations set forth in Section 8.1 above, (b) with respect to a breach of Section 4.1 or 4.2, or (c) to any claims by a party of intellectual property infringement or misappropriation.
10. Term and Termination
10.1	Term. The term of this Agreement will commence on the Effective Date and continue through January 1, 2012, unless terminated earlier under Section 10.2 (“Term”).

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10.2	Termination for Cause.
(a)	This Agreement will *** terminate upon *** or upon ***

(b)	In addition, after *** of the *** set forth in *** terminate this Agreement if *** of this Agreement *** *** following expiration of the *** as described in *** provided that the *** on or after *** that if the *** will terminate.

(c)	Notwithstanding *** terminate this Agreement immediately (and without going through *** ) upon *** however if such *** may terminate this Agreement upon *** on which it ***
10.3	Effect of Expiration or Termination. Upon termination or expiration of this Agreement*** (solely with respect to *** to termination or expiration and in the case of termination, solely if the termination is not for *** this parenthetical does not affect any *** during the Term under *** shall survive such termination or expiration. Termination of this Agreement *** to any right or remedy of either party arising out of any breach hereof.
11. Miscellaneous
11.1	Payments. All payments hereunder shall be pursuant to and governed by Exhibit D.

11.2	*** In the event that *** this Agreement *** *** , consisting of a *** will engage *** for a period of *** after *** of the *** is provided by *** to the *** . If the *** the issue *** at least *** then at the *** of the *** , the *** to try and *** . Before the end of the *** the *** *** that there will be *** .

11.3	Entire Agreement, Construction and Waiver. This Agreement, including the Exhibits, together with the NDA and any SOWs constitute the entire agreement between the parties with respect to its subject matter. It supersedes all prior and contemporaneous related negotiations or agreements, whether written or oral regarding such subject matter. This Agreement may be modified only by a written agreement signed by both parties. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that provision. This Agreement will be deemed to have been jointly drafted and will not be construed for or against any party based on any rule of construction concerning who prepared this Agreement or otherwise.

11.4	*** . If any *** of this Agreement, other than *** , is *** of *** to be *** , then the *** of this Agreement will *** the Agreement *** . If the *** , or if any *** , is *** to be *** this Agreement *** in *** .

11.5	Notices. Any notices given under this Agreement will be delivered either by messenger or overnight delivery service, or sent by facsimile/email with a confirmation sent via certified or registered mail, postage prepaid and return receipt requested, addressed as indicated below. Notice will be deemed to have been given on the day received.

If to Novell:	If to Microsoft:
Novell, Inc.	Microsoft Corporation
404 Wyman Street	One Microsoft Way
Waltham, Massachusetts 02451	Redmond, WA 98052-6399
Attn: General Counsel	Attn: Director of IP Licensing
Facsimile: 781-464-8062	Facsimile No.: 425-936-7329
11.6	Jurisdiction; Governing Law. The validity, construction, and performance of this Agreement will be governed first in accordance with the federal laws of the United States to the extent that federal subject matter jurisdiction exists, and second in accordance with the laws of the State of New York, exclusive of its choice of law rules. With respect to all civil actions or other legal or equitable proceedings directly

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arising between the parties under this Agreement, the parties consent to exclusive jurisdiction and venue in the United States District Court for the Southern District of New York (the “Forum”). Each party irrevocably consents to personal jurisdiction and waives the defense of forum non conveniens in the Forum. Process may be served on either party in the manner authorized by applicable law or court rule.

11.7	Attorneys’ Fees. In any action, suit or proceeding to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, court costs and other expenses from the other party.

11.8	Assignment. Neither party shall assign this Agreement or any covenants, releases or other privileges received hereunder to any third party under action of law or otherwise, including in connection with the insolvency or bankruptcy of the party or a Subsidiary (as defined in the Patent Cooperation Agreement), except (a) with the written consent of the other party or (b) an assignment of the Agreement as a whole as part of a Change of Control or Spin Off (as defined under Sections 8.1 and 8.5 of the Patent Cooperation Agreement), provided that any assignment under this subsection (b) in the context of a Spin Off shall be conditioned upon agreement by the Recipient (as defined in Section 8.5 of the Patent Cooperation Agreement) to the following: (i) if, as a result of such assignment, the non-assigning party is unable to fulfill any obligations under this Agreement, such failure will not be deemed a breach under this Agreement, and (ii) if the assignment materially frustrates the purpose of any provision of this Agreement, then the party to whom the Agreement is assigned agrees to negotiate in good faith with the non-assigning party an appropriate amendment to such provision. Notwithstanding the foregoing, either party may subcontract with one of its Subsidiaries (as defined in the Patent Cooperation Agreement) to undertake obligations on behalf of such party under this Agreement, provided such party remains responsible for full compliance with the terms of this Agreement (this sentence does not apply, however, to any separate agreements that may be entered into between the parties’ subsidiaries). Any attempted assignment in derogation of this Section shall be void.

11.9	No Third party Beneficiaries; No Partnerships. This Agreement is solely for the benefit of, and will be enforceable by, the parties only. This Agreement is not intended to and will not confer any right or benefit on any third party. The parties hereunder are operating as independent entities, and nothing in this Agreement will be construed as creating a partnership, franchise, joint venture, employer-employee or agency relationship. Neither party has the authority to make any statements, representations or commitments of any kind on behalf of the other party.

11.10	Counterparts and Facsimile. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Agreement to the other party as soon as practicable following execution thereof.

THIS AGREEMENT is entered into by the parties as of the Effective Date.

Novell, Inc.		Microsoft Corporation

By:	/s/ Joseph A. LaSala, Jr.	By:	/s/ Bradford L. Smith

Name: Joseph A. LaSala, Jr.		Name: Bradford L. Smith

Title: SVP, General Counsel		Title: General Counsel

Date Signed: 2/11/07		Date Signed: 2/11/07

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Exhibit A
***

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Exhibit B
Form Statement of Work
          This Statement of Work is entered into by and between Microsoft and Novell on                     , 200___ (“Statement of Work Effective Date”) under that Technical Collaboration Agreement between the parties with an Effective Date as of November 2, 2006 (“Agreement”).
1.	Project Title and Description

Title:

Description:

2.	Parties’ Obligations

Novell:

Microsoft:

3.	Anticipated Project Costs

4.	Success Metrics

5.	Project Term

[specify project duration]

In no event, however will this Project continue past the expiration or termination of the Agreement.

6.	Other

Microsoft agrees to reimburse Novell for any of the costs identified in Section 3 above that are incurred by Novell, up to the amounts identified in Section 3 of this SOW and in any case subject to Section 5 of the Agreement. Neither party will exceed the anticipated project costs attributed to such party in Section 3 without the other party’s prior written agreement. Further, both parties acknowledge and agree that *** for this and any other SOWs *** the Agreement *** .

THIS STATEMENT of WORK is entered into by the parties as of date of the last signatory below.

Novell, Inc.	Microsoft Corporation

By:	By:

Name:	Name:

Title:	Title:

Date Signed:	Date Signed:

[end of form]

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Exhibit C
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Exhibit D
***

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